UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported):  June 7, 2010

FUTUREWORLD ENERGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-1273988	81-0562883
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6365 53rd. Street North, Pinellas Park, FL	33781
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (650) 648-9508

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

ITEM 9.01          Financial Statements and Exhibits

(d)		Exhibits

	1.	Unaudited Historical Financial Statements for the years ended March 31, 2010 and 2009

	31.1	Principal Executive Officer’s Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of
2002

	31.2	Principal Financial & Accounting Officer’s Certification Pursuant to Section 302 of the Sarbanes-
Oxley Act of 2002

	32.1	Principal Executive Officer’s Certification Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant
to Section 906 of the Sarbanes-Oxley Act of 2002

	32.2	Principal Financial & Accounting Officer’s Certification Pursuant to 18 U.S.C. Section 1350 as
Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FutureWorld Energy, Inc.
Date: June 7, 2010
By:
/s/ Sam Talari
Sam Talari, Chairman & Chief Executive Officer